EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Gilbert L. Danielson, Chief Financial Officer of Aaron’s, Inc. and Subsidiaries, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:
(1)
The Quarterly Report (the “Report”) on Form 10-Q of the Company for the quarter ending June 30, 2010 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2010	/s/ Gilbert L. Danielson
Gilbert L. Danielson
Chief Financial Officer